UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 17, 2009

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-19879	11-3054851
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
Of Incorporation)		Identification No.)

35 Wilbur Street
Lynbrook, NY 11563
(Address of Principal Executive Office) (Zip Code)

516.593.7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms "we," "us," "our" and "Company" refer to BioSpecifics Technologies Corp.

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 17, 2009, upon the recommendation of the Compensation Committee, the Board of Directors of the Company approved an increase in the base salary of the Company’s President, Thomas Wegman, from $250,000 to $300,000 per year, effective June 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 19, 2009	BIOSPECIFICS TECHNOLOGIES CORP.
(Registrant)

/s/ Thomas L. Wegman
Thomas L. Wegman
President